ASIA PROPERTIES, INC.

                                STOCK OPTION PLAN

1.     GRANT  OF  AWARDS  GENERALLY

     In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the ASIA PROPERTIES, INC. STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Committee") of ASIA PROPERTIES, INC. (the "Company") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, Awards to acquire shares of the Company's $0.001 par value common stock (the "Stock").

2.     TYPE  OF  AWARDS

(a) The Board and the Committee are authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Stock, or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Stock or with a value derived from the value of the Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award".

(b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options (including options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Incentive Stock Options ("ISOs") and options which are not ISOs, Non-qualified Stock Options (NSOs), reload stock options in accordance with Paragraph 8 herein ("Reload Options"), stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

(c) Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Board or the Committee, including, without limitation, services rendered by the recipient of such Award.

3.     AMOUNT  OF  STOCK

     The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Awards shall be 1,000,000 shares of Stock. Of this amount, the Board or the Committee shall have the power and authority to designate whether any options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Award ceases to be exercisable, in whole or in part, the shares of Stock underlying such option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Award granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Awards, the shares of Stock subject to any Award and the exercise price of any outstanding Awards shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Award under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Award, the Eligible Person will receive what the holder would have owned if the holder had exercised the Award immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.     ELIGIBLE  PERSONS

(a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least thirty (30) days.

(b) With respect to all other forms of Awards, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least thirty (30) days, (ii) any director of the Corporation or any subsidiary of the Corporation (iii) any member of the Corporations advisory board or of any of the Corporation's subsidiary(ies), or (iv) any consultant of the Corporation or by any subsidiary of the Corporation.

5.     GRANT  OF  AWARDS

     The Board or the Committee has the right to issue the Awards established by this Plan to Eligible Persons. The Board or the Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Awards shall be set forth in a writing signed the Board or by a majority of the members of the Committee. The writing shall identify whether the Award being granted includes ISOs and shall set forth the terms which govern the Awards. The terms shall be determined by the Board or the Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Awards, when the Awards may be exercised, the period for which the Award is granted and the expiration date, the effect on the Awards if the Eligible Person terminates employment, and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Award. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Award granted to an Eligible Person may differ from the terms of an Award granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

6.     EXERCISE  PRICE

     The exercise price per share shall be determined by the Board or the Committee at the time any Award is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, shall be determined by the Board, or (iii) in the case of all other Awards, not less than 90% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Award is granted, as determined by the Board or the Committee. Fair market value as used herein shall be:

(a) If shares of Stock shall be traded on an exchange or over-the-counter market, the closing price or the closing bid price of such Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded, or such other value as determined by the Board or the Committee.

(b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by the Board or the Committee.

7.     PAYMENT  OF  EXERCISE  PRICE

     Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Award shall be made
(i) in cash, by certified check, or bank draft, (ii) by tender to the Corporation of shares of Stock owned by the holder of the Award having a Fair Market Value (as determined by the Corporation without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Corporation) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Award, (iv) by the holder of the Award's promissory note in a form approved by the Board or the Committee, (v) by such other consideration as may be approved by the Board or the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board or the Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Awards described in Section 7, or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

      (b) Notwithstanding the foregoing, an Award may not be exercised by tender to the Corporation of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Corporation's stock. Unless otherwise provided by the Board or the Committee, an Award may not be exercised by tender to the Corporation of shares of Stock unless such shares either have been owned by the holder for more than six (6) months or were not acquired, directly or indirectly, from the Corporation.

     (c) The Corporation reserves, at any and all times, the right, in the Corporation's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Awards.

      (d) No promissory note shall be permitted if the exercise of an Award using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board or Committee shall determine. The Board and the Committee shall have the authority to permit or require the Award holder to secure any promissory note used to exercise an Award with the shares of Stock acquired upon the exercise of the Award or with other collateral acceptable to the Board or the Committee. Unless otherwise provided by the Board or the Committee, if the Corporation at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Corporation's securities, any promissory note shall comply with such applicable regulations, and the Award holder shall pay the unpaid principal and accrued interest if any, to the extent necessary to comply with such applicable regulations.

(d) The Corporation shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of any Award Option, or to accept from the Award holder the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Corporation, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Corporation with respect to such Award or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Corporation shall have the right to require the Award holder, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Corporation arising in connection with the Awards or the shares of Stock acquired upon the exercise thereof. The Corporation shall have no obligation to deliver share of Stock or to release shares of Stock from an escrow established pursuant to the Award until the Corporation's tax withholding obligations have been satisfied by the Award holder.

(e) To the extent that an Option is exercisable, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 7 hereof. No exercise of an Option may be made for fewer than 100 full shares of Common Stock unless such exercise is made for the entire fractional amount of a share remaining to be purchased pursuant to such Option. Upon such exercise, delivery of a certificate for paid-up, non-assessable shares shall be made by the Company to the person or persons exercising the Option within 20 business days after receipt of such notice by the Company.

8.     GRANT  OF  RELOAD  OPTIONS

     In granting stock options under this Plan, the Board or the Committee may, but shall not be obligated to, include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an Award (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Committee consistent with the provisions of this Plan.

9.     COMMITTEE

     The Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Committee. The Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Committee may elect one to its members as its chairman. The Committee shall hold its meetings at such time and places as its chairman shall determine. A majority of the Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Committee will be effective as if it had been made by a majority vote of all members of the Committee at a meeting which is duly called and held.

10.     ADMINISTRATION  OF  PLAN

     In addition to granting Awards and to exercising the authority granted to it elsewhere in this Plan, the Board or the Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Awards granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

11.     PROVISIONS  APPLICABLE  TO  ISOs

     The following provisions shall apply to all ISOs granted by the Board or the Committee and shall be incorporated by reference into any writing granting an ISO:

(a) An ISO may only be granted within ten (10) years from September 30, 1998, the date that this Plan was originally adopted by the Board.

(b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

(c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

(d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

(e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 100% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

(g) This Plan was adopted by the Corporation on September 30, 1998 by virtue of its approval by the Board.

12.     DETERMINATION  OF  FAIR  MARKET  VALUE

     In granting ISOs under this Plan, the Board or the Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO in accordance with the provisions of Section 6 above.

13.     RESTRICTIONS  ON  ISSUANCE  OF  STOCK

     The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Award unless the Stock with respect to which the Award is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Award granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Award, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

14.     EXERCISE  IN  THE  EVENT  OF  DEATH  OF  TERMINATION  OR  EMPLOYMENT

(a) If an Award holder shall die (i) while an employee of the Corporation or a Subsidiary or within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Awards may be exercised, to the extent that the Award holder shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the Award holder's right under the Award pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Awards may be exercised not later than the expiration date specified in Paragraph 5 or one year after the Award holder's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the Award holder's death, whichever date is earlier.

(b) If an Award holder's employment by the Corporation or a Subsidiary shall terminate because of his disability and such Award holder has not died within the following three months, he may exercise his Awards, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

(c) If an Award holder's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's retirement plans or with the consent of the Board or the Committee or involuntarily other than by termination for cause, and such Award holder had not died within the following three months, he may exercise his Award to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

(d) If an Award holder's employment shall terminate for cause, all right to exercise his Awards shall terminate at the date of such termination of employment.

15.     CORPORATE  EVENTS

     In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Stock, the Board or the Committee shall declare that each Award granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Award, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Award as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Award would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Award.

16.     NO  GUARANTEE  OF  EMPLOYMENT

     Nothing in this Plan or in any writing granting an Award will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.     NONTRANSFERABILITY

     No Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Award holder, an Award shall be exercisable only by him, or by his guardian or legal representative.

18.     NO  RIGHTS  AS  STOCKHOLDER

     No Award holder shall have any rights as a stockholder with respect to any shares subject to his Award prior to the date of issuance to him of a certificate or certificates for such shares.

19.     AMENDMENT  AND  DISCONTINUANCE  OF  PLAN

     The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Awards under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or
(b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

20.     COMPLIANCE  WITH  RULE  16B-3

     This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Exchange Act, with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Board.

21.     COMPLIANCE  WITH  CODE

     The aspects of this Plan dealing with ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. in the event any future statute or regulation shall modify the existing stature, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any ISO granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need to be given to optionee.

     If any provision of the aspects of this Plan dealing with ISOs is determined to disqualify the shares purchasable pursuant to the ISOs granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

22.     COMPLIANCE  WITH  OTHER  LAWS  AND  REGULATIONS

     The Plan, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell and deliver Stock under such Awards, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

23.     DISPOSITION  OF  SHARES

     In the event any share of Stock acquired by an exercise of an Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Award was granted or within one year after the transfer of such Stock pursuant to such exercise, the Award holder shall give prompt written notice thereof to the Board or the Committee.

24.     NAME

     The  Plan  shall be known as the "ASIA PROPERTIES, INC. Stock Option Plan."

25.     NOTICES

     Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation or to the Option Committee shall be sent to it at its office at 114 Magnolia Street, Suite 400-115, Bellingham, WA 98225 subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

26.     HEADINGS

     The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.


27.     EFFECTIVE  DATE

     The Plan, was adopted by the Board on September 30, 1998. This date shall be the effective date of the Plan.


ASIA  PROPERTIES,  INC.



By:  /s/ Daniel McKinney
        Daniel  Mckinney,  President  and  Director


By:
        Director


By:
        Director